UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

WAVEDANCER, INC
(Exact name of registrant as specified in its charter)

Delaware	001-41092	54-1167364

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12015 Lee Jackson Memorial Highway
Suite 210
Fairfax, VA 22030
(Address of principal executive offices, including zip code)

703-383-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 11, 2023, at the annual meeting of the stockholders of the Company, the stockholders approved an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock by a ratio of any whole number between one (1) for five (5) and one (1) for fifteen (15), at any time prior to December 31, 2023, with the exact ratio to be set within that range at the discretion of our board without further approval or authorization of our stockholders. On October 11, 2023, subsequent to the conclusion of the annual meeting of stockholders, the Board authorized a reverse split of the Company’s outstanding shares of $0.001 par value common stock at a ratio of one share of $0.001 par value common stock for every ten currently outstanding shares.

The foregoing description of the amendment to the Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Certificate of Incorporation, which is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of the stockholders of the Company was held on October 11, 2023 in a virtual meeting format, and a total of 11,007,334 shares were present in person or by proxy. At the Annual Meeting, the Company’s stockholders acted upon the following matters: (i) the election of two Class II members of the Board of Directors to serve terms ending at the Company’s 2026 Annual Meeting; (ii) an advisory vote to approve the compensation of the Company's named executive officers; (iii) the approval of an amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock; and (iv) the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The following is a summary of the voting results for each matter presented to stockholders.

Proposal 1: Stockholders elected the two director nominees named in the proxy statement.

Name	For	Against	Abstain	Broker Non-Votes
Jack J. Johnson	9,078,855	1,234,713	-	693,766
William H. Pickle	8,978,345	1,335,223	-	693,766

Proposal 2: Stockholders approved the Advisory Resolution to Approve Executive Compensation.

For	Against	Abstain	Broker Non-Votes
7,191,985	990,369	2,131,214	693,766
69.7%	9.6%	20.7%

Proposal 3: Stockholders approved the Amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split.

For	Against	Abstain	Broker Non-Votes
9,900,268	273,388	139,912	693,766
96.0%	2.6%	1.4%

Proposal 4: Stockholders ratified the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
10,710,265	269,159	27,910	0
97.3%	2.4%	0.3%

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of WaveDancer, Inc. dated October 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVEDANCER, INC.

Date: October 12, 2023	By:	/s/ Timothy G. Hannon
Timothy G. Hannon
Chief Financial Officer